                                                                  EXHIBIT 10.4.4

                           AMENDMENT NO. 4 AND WAIVER
                             TO THE CREDIT AGREEMENT

                                                    Dated as of January 31, 2002

               AMENDMENT NO. 4 AND WAIVER TO THE CREDIT AGREEMENT (this "Amendment") among BMAC Holdings, Inc., a Delaware corporation (the "Parent Guarantor"), Better Minerals & Aggregates Company, a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders"), and BNP Paribas (formerly Banque Nationale de Paris), as the initial issuing bank (the "Initial Issuing Bank"), as the swing line bank (the "Swing Line Bank"), and as agent (together with any successors appointed pursuant to Article VII, the "Agent") for the Lender Parties.

               PRELIMINARY STATEMENTS:

               (1) The Borrower, the Lenders and the Agent have entered into a Credit Agreement dated as of September 30, 1999 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

               (2) The Borrower and the Required Lenders have agreed to amend the Credit Agreement, and the Required Lenders have agreed to waive certain provisions of the Credit Agreement, all as hereinafter set forth in accordance with Section 8.01 thereof.

               SECTION 1.  Amendments to Credit Agreement. The Credit Agreement
                           ------------------------------
is, on the Effective Date (as defined in Section 4 hereof), hereby amended as follows:

               (a) Section 1.01 is amended by deleting the table set forth in the definition of "Applicable Margin" in its entirety and substituting therefor the following:

                  [remainder of page left intentionally blank]

-------------------------------------------------------------------------------------------------------------------------
                                                       Eurodollar Rate
                           Base Rate                    Advances under
                        Advances under                    the Term A
                          the Term A                    Facility, the
                         Facility, the                      Working        Applicable
                        Working Capital    Canadian    Capital Facility   Margin with       Working        Acquisition
                       Facility and the      Prime         and the         respect to   Facility Capital    Facility
   "Funded Debt to        Acquisition        Rate        Acquisition        Bankers'       Commitment      Commitment
    EBITDA Ratio           Facility        Advances        Facility       Acceptances         Fees            Fees
-------------------------------------------------------------------------------------------------------------------------
Level I(A)
      greater than
      5.00 to 1.00           2.50%           3.00%          3.50%            4.75%           0.75%           1.00%
-------------------------------------------------------------------------------------------------------------------------

Level I(B)
      less than or
      equal to 5.00
      to 1.00 but            2.00%           2.50%          3.00%            4.25%           0.50%           0.75%
      greater than
      4.50 to 1.00
-------------------------------------------------------------------------------------------------------------------------

Level II
--------
      less than or
      equal to 4.50          1.75%           2.25%          2.75%            4.00%           0.50%           0.75%
      to 1.00 but
      greater than
      4.25 to 1.00
-------------------------------------------------------------------------------------------------------------------------
Level III
---------
      less than or
      equal to 4.25          1.50%           2.00%          2.50%            3.75%           0.50%           0.75%
      to 1.00 but
      greater than
      4.00 to 1.00
-------------------------------------------------------------------------------------------------------------------------

Level IV
--------
      less than or
      equal to 4.00          1.25%           1.75%          2.25%            3.50%          0.375%           0.50%
      to 1.00 but
      greater than
      3.75 to 1.00
-------------------------------------------------------------------------------------------------------------------------

Level V
-------
      less than or           1.00%           1.50%          2.00%            3.25%          0.375%           0.50%"
      equal to 3.75
      to 1.00
-------------------------------------------------------------------------------------------------------------------------

               (b) Section 2.08(b)(i)(B)(1) is amended by deleting the proviso at the end thereof and substituting therefor the following:

               "; provided, that, for so long as the ratio of (x) Funded Debt as of the last day of the most recently ended fiscal quarter to (y) Consolidated EBITDA of the Borrower and its Subsidiaries for the four fiscal quarters most recently ended prior to the start of such period, as determined pursuant to the financial statements most recently delivered to the Agent at the end of each fiscal quarter, as the case may be, is greater than 5.00 to 1.00, such rate shall be 3.00%".

     (c) Section 2.08(b)(ii)(B)(1) is amended by deleting the proviso at the end thereof and substituting therefor the following:

     "; provided, that, for so long as the ratio of (x) Funded Debt as of the last day of the most recently ended fiscal quarter to (y) Consolidated EBITDA of the Borrower and its Subsidiaries for the four fiscal quarters most recently ended prior to the start of such period, as determined pursuant to the financial statements most recently delivered to the Agent at the end of each fiscal quarter, as the case may be, is greater than 5.00 to 1.00, such rate shall be 4.00%".

     (d) Section 5.02(e)(v) is amended by deleting the reference "Schedule 5.02(c)(v)" in the first proviso thereof and substituting therefor the reference "Schedule 5.02(e)(v)".

     (e) Section 5.02(e)(v) is further amended by inserting immediately after the first proviso thereof the following new proviso:

     "provided, further, notwithstanding anything to the contrary in this
Section 5.02(e)(v), the Parent Guarantor and its Subsidiaries may, upon notice to the Agent, sell, lease, transfer or otherwise dispose of the real property listed on Schedule 5.02(e)(v)(N) hereof so long as the Net Cash Proceeds from such sale, lease, transfer or disposition shall be used to make prepayments pursuant to Section 2.07(b)(ii) without giving effect to the last proviso of
Section 2.07(b)(ii)(x), which immediately precedes the prepayment allocation set forth therein, relating to the $7,500,000 basket;".

     (f) The table in Section 5.04(a) is amended by deleting the following grid:

           -----------------------------------------------------
           March 31, 2002               3.75 to 1.00
           -----------------------------------------------------
           June 30, 2002                3.75 to 1.00
           -----------------------------------------------------
           September 30, 2002           3.50 to 1.00
           -----------------------------------------------------
           December 31, 2002            3.50 to 1.00
           -----------------------------------------------------

           and substituting therefor the following grid:

           -----------------------------------------------------
           March 31, 2002               5.75 to 1.00
           -----------------------------------------------------
           June 30, 2002                5.75 to 1.00
           -----------------------------------------------------
           September 30, 2002           5.50 to 1.00
           -----------------------------------------------------
           December 31, 2002            4.75 to 1.00
           -----------------------------------------------------

     (g) The table in Section 5.04(b) is amended by deleting the following grid:

           -----------------------------------------------------
           March 31, 2002               2.00 to 1.00
           -----------------------------------------------------
           June 30, 2002                2.00 to 1.00
           -----------------------------------------------------
           September 30, 2002           2.00 to 1.00
           -----------------------------------------------------
           December 31, 2002            2.25 to 1.00
           -----------------------------------------------------

           and by substituting therefor the following grid:

           -----------------------------------------------------
           March 31, 2002               1.70 to 1.00
           -----------------------------------------------------
           June 30, 2002                1.70 to 1.00
           -----------------------------------------------------
           September 30, 2002           1.70 to 1.00
           -----------------------------------------------------
           December 31, 2002            1.85 to 1.00
           -----------------------------------------------------

     (h)   The Credit Agreement is hereby amended by adding thereto a new
Schedule 5.02(e)(v)(N) to read as set forth in Annex I hereto.

     SECTION 2.   Waiver. Upon the occurrence of the Effective Date (as defined
                  ------
below), in accordance with Section 8.01 of the Credit Agreement and subject to the terms and conditions contained in this

Amendment, the Required Lenders hereby waive any Default or Event of Default under Section 6.01(c) of the Credit Agreement as a result of the failure of the Borrower to perform all of its obligations under Sections 5.04(a) and (b) of the Credit Agreement for the fiscal quarter ending December 31, 2001.

                  SECTION 3.   Release of Collateral. Each Lender executing this
                               ---------------------
Amendment (a) acknowledges the release of Collateral to the extent necessary to effect the sale, lease, transfer or disposition of the real property listed on
Schedule 5.02(e)(v)(N) pursuant to Section 5.02(e)(v), (b) instructs the Agent to make such release and (c) agrees to execute, at the cost and expense of the Borrower, such documentation as may be required to evidence such release.

                  SECTION 4.   Conditions of Effectiveness. This Amendment shall
                               ---------------------------
become effective on and as of the date first above written (the "Effective Date") when, and only when (a) the Agent shall have received, in form and substance satisfactory to the Agent and in sufficient copies for each Lender Party, (i) counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and (ii) the consent attached hereto executed by each party to the Subsidiary Guaranty, and (b) the Borrower shall have paid to the Agent for the account of each Lender that has executed and delivered this Amendment prior to 5:00 PM (New York time), February 20, 2002 a fee equal to 0.25% of its aggregate Commitments (excluding the Acquisition Commitment).

                  SECTION 5.   Reference to and Effect on the Loan Documents.
                               ---------------------------------------------
(a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                  (b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 6.   Costs, Expenses. The Borrower agrees to pay on
                               ---------------
demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

                  SECTION 7.   Execution in Counterparts. This Amendment may be
                               -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 8.   Governing Law. This Amendment  shall be governed
                               -------------
by, and construed in accordance with, the laws of the State of New York.

                  [remainder of page left intentionally blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                              BMAC HOLDINGS, INC.,
                                              as Parent Guarantor

                                              By:  _____________________________
                                                   Name:
                                                   Title:


                                              BETTER MINERALS & AGGREGATES
                                              COMPANY, as Borrower

                                              By:  _____________________________
                                                   Name:
                                                   Title:

                                            BNP PARIBAS (formerly Banque
                                            Nationale de Paris), as Agent,
                                            Initial Lender, Swing Line Bank and
                                            Initial Issuing Bank


                                            By:  _______________________________
                                                 Name:
                                                 Title:


                                            By:  _______________________________
                                                 Name:
                                                 Title:


                                                     [The other Lenders party to
                                                         the Credit Agreement]

                                     ANNEX I

                                                          Schedule 5.02(e)(v)(N)
                                                          ----------------------

                       Additional Disposable Real Property
                       -----------------------------------

         I. NEW JERSEY

         1. "Port Elizabeth Plant Surplus Tracts", comprised of Block 122.01, Lots 1 (portion), 3 (portion), 4, 5 and 9, Maurice River Township, Cumberland County, approx. 530 acres in aggregate.

         2. "Haleyville Road Tract", comprised of Block 31, Lot 13, Downe Township, Cumberland County, 54 acres.

         3. "Dragston Pond Tract", comprised of portions of Block 214, Lot 1, Block 200, Lots 14-16, and Block 199, Lots 8, 14 and 15, Commercial Township, Cumberland County, approx. 714 acres in aggregate.

         4. "Mauricetown Plant", comprised of Block 197, Lots 1, 17, 30-32, Block 184, Lots 1-2, Block 198, Lot 9 and Block 201, Lot 1, Commercial Township, Cumberland County, approx. 1,000 acres in aggregate.

         5. Surplus unimproved tracts, not relevant to present or future operations, owned by U. S. Silica Company, Better Materials Corporation or George F. Pettinos, Inc., situate in Cumberland, Camden, Burlington, Atlantic and/or Cape May Counties, not to exceed 150 acres in the aggregate.

         II. WEST VIRGINIA

         1. Approx. 125 acres in Bath District, Morgan County, off the west side of US Rt. 522.

                                     CONSENT

                                                    Dated as of January 31, 2002


         The undersigned, as parties to one or more of the Loan Documents as defined in the Credit Agreement referred to in the foregoing Amendment No. 4 and Waiver to the Credit Agreement (the "Amendment"), hereby consent to such
                                     ---------
Amendment and the Credit Agreement as amended on or prior to the date hereof and hereby confirm and agree that (a) notwithstanding the effectiveness of such Amendment, each of the Loan Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement as amended by such Amendment, and (b) the Collateral Documents to which such undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                         PENNSYLVANIA GLASS SAND CORPORATION

                                         By:____________________________________
                                            Name:
                                            Title:


                                         THE FULTON LAND AND TIMBER COMPANY

                                         By:____________________________________
                                            Title:


                                         OTTAWA SILICA COMPANY

                                         By:____________________________________
                                            Title:


                                         GEORGE F. PETTINOS, INC.

                                         By:____________________________________
                                            Title:



                                         BMAC SERVICES CO., INC.

                                         By:____________________________________
                                            Title:


                                         ELLEN JAY, INC.

                                         By:____________________________________
                                            Title:

                                     U.S. SILICA COMPANY
                                     (a/k/a U.S. Silica Company, Inc.)

                                     By:________________________________________
                                         Title:


                                     BETTER MATERIALS CORPORATION

                                     By:________________________________________
                                         Title:


                                     BMC TRUCKING, INC.

                                     By:________________________________________
                                         Title:


                                     BUCKS COUNTY CRUSHED STONE COMPANY

                                     By:________________________________________
                                         Title:


                                     CHIPPEWA FARMS CORPORATION

                                     By:________________________________________
                                         Title:

                                       SHORE STONE COMPANY, INC.


                                       By:_____________________________________
                                           Title:

                                     COMMERCIAL STONE CO., INC.

                                     By:________________________________________
                                         Title:


                                     STONE MATERIALS COMPANY, LLC

                                     By: Better Minerals & Aggregates Company,
                                         as Manager

                                     By:________________________________________
                                         Title:


                                     COMMERCIAL AGGREGATES TRANSPORTATION AND
                                     SALES, LLC

                                     By: Stone Materials Company, LLC,
                                         as Manager